UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 23, 2019

THE WILLIAMS COMPANIES, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	1-4174	73-0569878
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Williams Center, Tulsa, Oklahoma	74172
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (918) 573-2000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	WMB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 23, 2019, Ted T. Timmermans, the Vice President, Controller, and Chief Accounting Officer of The Williams Companies, Inc. (the “Company”) notified the Company of his intention to retire from the Company, effective January 15, 2020.

On July 29, 2019, the Company announced that John D. Porter would assume the role of Vice President, Controller, and Chief Accounting Officer, effective January 1, 2020. Mr. Porter, 49, has served as the Company’s Vice President—Enterprise Financial Planning & Analysis and Investor Relations since May 2017. From 2013 to 2017, Mr. Porter served as the Company’s Director of Investor Relations & Enterprise Planning, and from 2005 to 2013 served in a number of financial and accounting roles at the Company, including Director of Investor Relations, Assistant Controller of Williams Partners, L.P., Director of Accounting—Master Limited Partnerships, and Manager of Financial Reporting. Early in his career, Mr. Porter served as Supervisor of Revenue Accounting at the Company from 1998 to 2001. Between 2001 and 2005, Mr. Porter held various finance and accounting roles at Forest Oil Corporation, an oil and gas producer, including most recently as Manager of Financial Reporting. He began his career in public accounting with Madole, Wagner, Huhn & Cole, PLLC. Mr. Porter holds a bachelor’s degree in accounting from Oklahoma State University and is a Certified Public Accountant.

There are no arrangements or understandings between Mr. Porter and any other person in connection with his appointment as an officer of the Company. Mr. Porter is not related to any officer or director of the Company, and there are no transactions or relationships between Mr. Porter and the Company and its subsidiaries that are reportable under Item 404(a) of Regulation S-K.

Mr. Porter’s base salary beginning January 1, 2020 will be $275,000, with a target incentive in the Company’s Annual Incentive Program equal to 50% of base salary. Mr. Porter will be eligible to participate in benefit programs consistent with those offered to similarly situated employees, including participation in The Williams Companies, Inc. Executive Severance Pay Plan and a Change in Control and Restrictive Covenant Agreement. Mr. Porter will continue to be eligible to receive equity awards under the Williams Companies, Inc. 2007 Incentive Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WILLIAMS COMPANIES, INC.

By:	/s/ Robert E. Riley, Jr.
Robert E. Riley, Jr.
Assistant Secretary

DATED: July 29, 2019